                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 24, 2002
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                     333-85954               13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)

          270 Park Avenue
          New York, New York                                   10167
--------------------------------------------------------------------------------
          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994, issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on February 17, 1995 to the PSA) furnished to the Registrant by J.P. Morgan Securities Inc., Wachovia Securities, Inc., ABN AMRO Incorporated and Deutsche Bank Securities Inc. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2002-C1 (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-85954) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

     The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------

(99) Structural Term Sheets and Collateral Term Sheets prepared by J.P. Morgan Securities Inc., Wachovia Securities, Inc., ABN AMRO Incorporated and Deutsche Bank Securities Inc. in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-C1.

SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 24, 2002

                                                J.P. MORGAN CHASE COMMERCIAL
                                                MORTGAGE SECURITIES CORP.

                                                By: /s/ Charles Y. Lee
                                                    ----------------------------
                                                    Name:  Charles Y. Lee
                                                    Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

(99)                Structural Term Sheets and Collateral Term          E
                    Sheets prepared by J.P. Morgan Securities
                    Inc., Wachovia Securities, Inc., ABN AMRO
                    Incorporated and Deutsche Bank Securities
                    Inc. in connection with J.P. Morgan Chase
                    Commercial Mortgage Securities Corp.,
                    Commercial Mortgage Pass-Through
                    Certificates, Series 2002-C1.